UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 13, 2021
NantHealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37792	27-3019889
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9920 Jefferson Boulevard
Culver City, California 90232
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 883-1300

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §(§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §(§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01	Entry into a Material Definitive Agreement.

Equitization and Exchange Agreement
On April 13, 2021, NantHealth, Inc. (the “Company”) entered into a transaction with Highbridge Capital Management, LLC and one of its affiliates (“Highbridge”) to exchange $5,000,000 of its $36,945,000 in existing convertible notes (the “Existing Highbridge Notes”) and with Cambridge Equities, L.P., an entity affiliated with Dr. Patrick Soon-Shiong, the Company’s Executive Chairman, to exchange $5,000,000 of its $10,000,000 in existing convertible notes (the “Existing Cambridge Notes”) for shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), pursuant to an Exchange Agreement dated as of April 13, 2021 (the “Exchange Agreement”).

The description of the Exchange Agreement contained herein is qualified in its entirety by reference to the Exchange Agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Note Purchase Agreement
On April 13, 2021, the Company entered into a Note Purchase Agreement (the “Purchase Agreement”) with NaviNet, Inc. (the “Guarantor”) and certain buyers, including Highbridge and Nant Capital, LLC, an entity affiliated with Dr. Soon-Shiong, to issue and sell $137,500,000 in aggregate principal amount of its 4.50% convertible senior notes due 2026 (the “Convertible Notes”) in a private placement pursuant to an exemption from the registration requirements of the Securities Act afforded by Section 4(a)(2) of the Securities Act. The Purchase Agreement includes customary representations, warranties and covenants by the Company and customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the buyers against certain liabilities.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02.

Item 8.01	Other Events.

On April 14, 2021, the Company issued a press release regarding the transactions contemplated by the Exchange Agreement and Purchase Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Form of Exchange Agreement by and between the Company and certain holders, dated as of April 13, 2021.
10.2	Form of Exchange Agreement by and between the Company and Cambridge Equities, L.P., dated as of April 13, 2021.
10.3	Note Purchase Agreement by and among the Company, NaviNet, Inc., and certain buyers, dated as of April 13, 2021.
99.1	Press Release dated April 14, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NantHealth, Inc.

Date:	April 14, 2021	By:	/s/ Bob Petrou
Bob Petrou
Chief Financial Officer